UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2004



                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                   0-22196                     13-3475943
(State of other jurisdiction     (Commission File             (I.R.S. Employer
      of incorporation)               Number)                Identification No.)


          Three University Plaza                                   07601
           Hackensack, NJ 07601                                  (Zip Code)
  (Address of principal executive offices)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)






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Table of Contents
-----------------

Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits

     99.1  Press release, dated May 13, 2004, issued by Innodata Isogen, Inc.

Item 12.   Results of Operations and Financial Condition.
           ----------------------------------------------

         The information contained in this Item 12 is being furnished pursuant to Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         On May 13, 2004, Innodata Isogen, Inc. issued a press release announcing its results of operations for the three months ended March 31 2004, and financial condition as of March 31 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.










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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INNODATA ISOGEN, INC.

Date:  May 13, 2004                             By:  /s/ Stephen Agress
                                                    ----------------------------
                                                         Stephen Agress
                                                         Vice President, Finance







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                                  EXHIBIT INDEX
                                  -------------


    Exhibit No.                                 Description
    -----------           ------------------------------------------------------

       99.1               Press Release, dated May 13, 2004, issued by Innodata
                          Isogen, Inc.